Report of Independent Registered
Public Accounting Firm

To the Board of Managers and
Members of Partners Group Private
Equity (Institutional TEI), LLC:


In planning and performing our audit
of the consolidated financial
statements of Partners Group
Private Equity (Institutional TEI),
LLC (the Fund) as of and for the
year ended March 31, 2015, in
accordance with the standards of
the Public Company Accounting
Oversight Board (United States),
we considered the Funds internal
control over financial reporting,
including controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion on
the consolidated financial statements
and to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion on
the effectiveness of the Funds
internal control over financial
reporting.  Accordingly, we do not
express an opinion on the
effectiveness of the Funds internal
control over financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.  A Funds internal
control over financial reporting is
a process designed to provide
reasonable assurance regarding the
reliability of financial reporting
and the preparation of consolidated
financial statements for external
purposes in accordance with generally
accepted accounting principles.
A Funds internal control over
financial reporting includes those
policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of
the assets of the Fund (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation of
consolidated financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
Fund are being made only in
accordance with authorizations of
management and managers of the Fund
and (3)  provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition
of a Funds assets that could have
a material effect on the
consolidated financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.  Also, projections
of any evaluation of effectiveness
to future periods are subject to
the risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies,
in internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Funds annual or interim consolidated
financial statements will not be
prevented or detected on a timely
basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in internal
control over financial reporting that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight Board
(United States).  However, we noted
no deficiencies in the Funds internal
control over financial reporting and
its operation, including controls over
safeguarding securities, that we
consider to be material weaknesses as
defined above as of March 31, 2015.

This report is intended solely for
the information and use of management
and the Board of Managers of Partners
Group Private Equity
(Institutional TEI), LLC and the
Securities and Exchange Commission and
is not intended to be and should not be
used by anyone other than these
specified parties.



PricewaterhouseCoopers LLP
June 1, 2015